Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO

PROMISSORY NOTE

This AMENDMENT NO. 1 TO PROMISSORY NOTE (this “Amendment”) is made and entered into as of April 10, 2015, by and between Odyssey Marine Enterprises, Ltd., a Bahamas company (the “Company”), whose address is Lyford Financial Centre, Lyford Cay, P.O. Box N-7776, Nassau, and Minera del Norte, S.A. de C.V. (the “Lender”). The Company and the Lender are referred to herein from time to time collectively as the “Parties”, and each individually, as a “Party”. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Note.

WHEREAS, the Parties entered into a Promissory Note, dated as of March 11, 2015 (the “Note”);

WHEREAS, the Parties desire to amend certain terms set forth in the Note;

WHEREAS, pursuant to Section 9 of the Note, the Note may only be modified with the written consent of the Company and the Holder; and

WHEREAS, the Lender is currently the Holder of the Note.

NOW, THEREFORE, in consideration of the premises, covenants, agreements, representations and warranties set forth herein, and for other good and valuable consideration, the Parties to this Amendment, intending to be legally bound, agree as follows:

1.	Amendment of Section 2(a) of the Note. Section 2(a) of the Note is hereby deleted in its entirety and replaced with the following provision:

“(a) Unless otherwise converted as provided herein, the Adjusted Principal Balance will be due and payable in full on (i) September 30, 2015, (ii) if and only if the Investor shall have terminated the Stock Purchase Agreement pursuant to Section 8.1(d)(iii) thereof, March 30, 2016 or (iii) if and only if the Investor shall have terminated the Stock Purchase Agreement pursuant to Section 8.1(d)(v) thereof, on the date of such termination (the “Maturity Date”).”

2.	Full Force and Effect. From and after the date hereof, all references in the Note to “this Note,” “hereof” or words of similar import shall mean the Note as amended by this Amendment. Except as expressly set forth herein, the Note shall remain in full force and effect on the terms and conditions set forth therein.

3.	Miscellaneous. All terms and provisions contained in Section 7 through Section 19 of the Note, including all related definitions, are incorporated herein by reference to the same extent as if expressly set forth herein.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first above written.

ODYSSEY MARINE ENTERPRISES, LTD.

By:	/s/ Mark D. Gordon
	Name:	Mark D. Gordon
	Title:	Vice President

MINERA DEL NORTE S.A. DE C.V.

By:	/s/ Alonso Ancira Elizondo
	Name:	Alonso Ancira Elizondo
	Title:	Authorized Person

[Signature Page to Amendment No. 1 to Promissory Note]